CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (Parenthetical) - $ / shares	12 Months Ended
	Dec. 30, 2023	Dec. 31, 2022	Dec. 25, 2021
Increase (Decrease) in Stockholders' Equity
Cash dividends per share (USD per share)	$ 1.10	$ 0.95	$ 0.65
Net issuance of shares under employee stock plans (in shares)	32,944	44,012	33,104
Net issuance (forfeiture) of shares under stock grant programs (in shares)	820,591	805,562	546,235
Issuance of shares under deferred compensation plans (in shares)	124,145	113,384	116,732
Repurchase of shares (in shares)	974,869	1,246,616